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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2002

                          Peoples Financial Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        Ohio                  0-28838                     34-1822228
------------------------ --------------------- ---------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                   211 Lincoln Way East, Massillon Ohio 44646
                   ------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: 330-832-7441.
                                                          -------------



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                                                               FORM 8-K


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         In the Peoples Financial Corporation Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, Peoples Financial Corporation reported its expectation at that time that its merger with National Bancshares Corporation would close in the second quarter of fiscal year 2002. Peoples Financial Corporation now believes that the merger will not be consummated until the third quarter of fiscal year 2002, assuming regulatory approvals and shareholder approval are received and other conditions to closing are satisfied or waived. No assurance can be provided, however, that required regulatory approvals will be received, that all conditions to closing will be satisfied or that the merger will, in fact, be consummated.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date: February 12, 2002                            PEOPLES FINANCIAL CORPORATION




                                        By: /s/ Paul von Gunten
                                           -------------------------------------
                                           Paul von Gunten
                                           President and Chief Executive Officer